FLEXIBLE PREMIUM VARIABLE ANNUITY - I

Issued Through

SEPARATE ACCOUNT VA X

By

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated September 30, 2011

to the

Prospectus dated May 1, 2011

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Flexible Premium Variable Annuity - I dated May 1, 2011.

The following hereby amends the corresponding paragraph in “8. DEATH BENEFIT” section in the prospectus.

Return of Premium Death Benefit

The Return of Premium Death Benefit is equal to:

•	total premium payments; less
•	any adjusted partial surrenders as of the date of death.

This benefit is not available if you or the annuitant is 86 or older on the policy date. There is an extra charge for this death benefit of 0.15% annually.

Please note: You will not receive an optional guaranteed minimum death benefit if you do not choose one when you purchase your policy.